UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2022

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2022, Palo Alto Networks, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of the Company’s common stock reserved for issuance under the 2021 Plan by 5,985,000 shares. Other than this increase, no changes were made to the 2021 Plan.

The foregoing description of the 2021 Plan is qualified in its entirety by reference to the text of the amended and restated 2021 Plan, which is set forth in Appendix B to the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on November 3, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Present at the Annual Meeting, in person or by proxy, were holders of 255,647,550 shares of the Company’s common stock, or approximately 85.1% of the total shares entitled to vote. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal One – Election of Directors. The Company’s stockholders elected the following nominees as Class II directors to serve until the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dr. Helene D. Gayle	207,566,304	8,610,532	210,802	39,259,912
James J. Goetz	208,313,792	7,935,114	138,732	39,259,912

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2023.

Votes For	Votes Against	Abstentions
253,033,717	2,422,108	191,725

Proposal Three – Advisory Vote on Executive Compensation. The Company’s stockholders cast their votes with respect to an advisory vote on executive compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,473,194	12,706,233	2,208,211	39,259,912

Proposal Four – Amendment to 2021 Equity Incentive Plan. The Company’s stockholders approved an amendment to the 2021 Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
191,273,483	22,950,636	2,163,519	39,259,912

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Dipak Golechha
Dipak Golechha
Chief Financial Officer

Date: December 16, 2022